--------------------------------------------------------------------------------
                                                                 Exhibit 10.47

Chubb Group of Insurance Companies                                 DECLARATIONS
                                               DIRECTORS AND OFFICERS LIABILITY
                                                AND REIMBURSEMENT EXCESS POLICY
15 Mountain View Road, Warren, New Jersey 07059
--------------------------------------------------------------------------------


Item 1.   Parent Corporation:                      Policy Number   7022-61-40(C)

          North American Mortgage Company

Item 2.   Principal Address:             FEDERAL INSURANCE COMPANY
          Insurance Risk Management
          P.O. Box 808005                Incorporated under the laws of Indiana,
          Petaluma, CA  94975-8005       a stock insurance company, herein
                                         called the Company

--------------------------------------------------------------------------------

Item 3.   Limit of Liability:

          Each Policy Year                             $ See Endorsement No. 1

Item 4.   Underlying Policy(ies):      National Union Fire Insurance Company of
          (A) Primary Policy:          Pittsburgh, PA
                                       Policy No.  483-54-02
                                       Limit of Liability:  $10,000,000 excess
                                       deductible

          (B) Other Policy(ies):       None



Item 5.   Policy Period:      From     July 8, 1996
                              To       July 8, 1997

Item 6.   Endorsement(s) Effective At Inception:  1 - 5

Item 7.   Termination of Prior Policy(ies):   None


IN WITNESS WHEREOF, the Company issuing this policy has caused this policy to be signed by its Authorized Officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                            FEDERAL INSURANCE COMPANY




/s/Henry Gulich                           /s/Dean O'Hare
---------------                           --------------
Secretary                                 President


                                          /s/Marc Beaulieu
                                          -------------------------
                                          Authorized Representative

                                          October 8, 1996
                                          ---------------
                                          Date

        DIRECTORS AND OFFICERS LIABILITY AND REIMBURSEMENT EXCESS POLICY

     In consideration of payment of required premiums and subject to the Declarations made a part hereof and the limitations, conditions, provisions and other terms of this policy, the Company agrees with the Insureds as follows:

                                 INSURING CLAUSE

     The Company shall provide the Insureds with insurance during the Policy Period excess of the Underlying Insurance. Coverage hereunder shall attach only after all such Underlying Insurance has been exhausted and shall then apply in conformance with the terms, conditions and endorsements of the Primary Policy except as specifically set forth in the terms, and conditions and endorsements of this policy.

                       MAINTENANCE OF UNDERLYING INSURANCE

     All of the underlying Policy(ies) scheduled in Item 4 of the Declarations shall be maintained during the Policy Period in full effect and affording coverage at least as broad as the Primary Policy, except for any reduction of the aggregate limit(s) of liability available under the Underlying Insurance solely by reason of payment of losses thereunder. Failure to comply with the foregoing shall not invalidate this policy but the Company shall not be liable to a greater extent than if this condition had been complied with.

     In the event of any actual or alleged (a) failure by the Insureds to give notice or to exercise any extensions under any Underlying Insurance or (b) misrepresentation or breach of warranties by any of the Insureds with respect to any Underlying Insurance, the Company shall not be liable hereunder to a greater extent than it would have been in the absence of such actual or alleged failure, misrepresentation or breach.

                        DEPLETION OF UNDERLYING LIMIT(S)

     In the event of the depletion of the limit(s) of liability of the Underlying Insurance solely as the result of payment of losses thereunder, this policy shall, subject to the Company's limit of liability and to the other terms of the policy, continue to apply for subsequent losses as excess insurance over the amount of insurance remaining under such Underlying Insurance. In the event of the exhaustion of all of the limit(s) of liability of such Underlying Insurance solely as a result of payment of losses thereunder, the remaining limits available under this policy shall, subject to the Company's limit of liability and to the other terms of this policy, continue for subsequent losses as primary insurance and any retention specified in the Primary Policy shall be imposed under this policy; otherwise no retention shall be imposed under this policy.

                               LIMIT OF LIABILITY

     The amount set forth in Item 3 of the Declarations is the limit of liability of the Company and shall be the maximum liability of the Company in each Policy Year.

                               CLAIM PARTICIPATION

     The Company may, at its sole discretion, elect to participate in the investigation, settlement or defense of any claim against any of the Insureds for matters covered by this policy even if the Underlying Insurance has not been exhausted.

                            SUBROGATION - RECOVERIES

     In the event of any payment under this policy, the Company shall be subrogated to all the Insureds' rights of recovery against any person or organization, as stated in the Primary Policy, and the Insureds shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights.

     Any amounts recovered after payment of loss hereunder shall be apportioned in the inverse order of payment to the extent of actual payment. The expenses of all such recovery proceedings shall be apportioned in the ratio of respective recoveries.

                                     NOTICE

     The Company shall be given notice in writing as soon as is practicable (a) in the event of the cancellation of any Underlying Insurance and (b) of any notice given or additional or return premiums charged or paid in connection with any Underlying Insurance.

     Notice of any claim shall be given in writing to the Company at 15 Mountain View Road, Warren, New Jersey 07060.

                          COMPANY AUTHORIZATION CLAUSE

     By acceptance of this policy, the Parent Corporation named in Item 1 of the Declarations agrees to act on behalf of all Insureds with respect to the giving and receiving of notice of claim or cancellations, the payment of premiums and the receiving of any return premiums that may become due under this policy; and the Insureds agree that the Parent Corporation shall act on their behalf.

                                   ALTERATION

     No change in or modification of this policy shall be effective except when made by written endorsement signed by an authorized employee of Chubb & Son, Inc.

                               POLICY TERMINATION
     This policy may be canceled by the Parent Corporation at any time by written notice or by surrender of this policy to the Company. This policy may also be canceled by or on behalf of the Company by delivery to the Parent Corporation or by mailing to the Parent Corporation, by registered, certified or other first class mail, at the address shown in Item 2 of the Declarations, written notice stating when, not less than thirty days thereafter, the cancellation shall become effective. The mailing of such notice as aforesaid shall be sufficient proof of notice and this policy shall terminate at the date and hour specified in such notice.

     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

     The Company shall refund the unearned premium computed at customary short rates if the policy is terminated in its entirety by the Parent Corporation. Under any other circumstances the refund shall be computed pro rata.

                          TERMINATION OF PRIMARY POLICY

     This policy shall terminate immediately upon the termination of the Primary Policy, whether by the Insureds or the primary insurer. Notice of cancellation or non-renewal of the Primary Policy duly given by the primary insurer shall serve as notice of the cancellation or non-renewal of this policy by the Company.

                        TERMINATION OF PRIOR POLICY(IES)

     The  taking  effect  of  this  policy  shall  terminate,   if  not  already
terminated, the policy(ies) specified in Item 7 of the Declarations.

                               POLICY DEFINITIONS

     Insureds means those persons or organizations insured under the Primary Policy.

Primary Policy means the policy scheduled in Item 4 (A) of the Declarations or any policy of the same insurer replacing or renewing such policy.

Policy Year means the one year period between the anniversaries of the Primary Policy, provided that: (1) the first Policy Year of this policy shall be the period between the inception of this policy and the next subsequent anniversary of the Primary Policy, and (2) the last Policy Year of this policy shall be the period between the termination of this policy and the anniversary of the Primary Policy immediately preceding such termination. If any discovery period extension is exercised such extension shall be treated as set forth in the Primary Policy.

Underlying Insurance means all those policies scheduled in Item 4 of the Declarations and any policies replacing them.

Chubb Group of Insurance Companies
                                                 RENEWAL APPLICATION FORM FOR
                                                 EXECUTIVE LIABILITY INSURANCE
                                                 NON BANK FINANCIAL INSTITUTIONS
15 Mountain View Road, P.O. Box 1615             AND SUBSIDIARIES
Warren, New Jersey 07059
--------------------------------------------------------------------------------

 UNDERWRITTEN IN FEDERAL INSURANCE COMPANY, TEXAS PACIFIC INDEMNITY COMPANY, OR
                     NORTHWESTERN PACIFIC INDEMNITY COMPANY

(If coverage is desired for more than one Company, a separate Application must be completed for each.)

NORTH AMERICAN MORTGAGE COMPANY
-------------------------------
Company Name

3883 Airway Drive
-----------------
Street Address

Santa Rosa         California                  95403             (707) 546-3310
----------         ----------                  -----             --------------
City                State                     Zip Code            Telephone

1. Officer designated, as agent of the Company and of all insured Directors and Officers, to receive any and all notices from the Insurer or their authorized representative(s) concerning this insurance:

     Martin S. Hughes                   Executive Vice President
     ----------------                   ------------------------
     Name of Officer                    Title of Officer

2. Type of ownership: X Stock _ Mutual. If stock, complete the following information regarding common stock:

      a.   933*                       Total number of shareholders

      b.  15,021,600 (approx.)*       Total number of shares outstanding

      c.  674,266*                    Total number of shares owned directly or
                                      beneficially by Directors and Officers

                  See attachment 2.c.

     *As of March 15, 1996

      d. Give names and percent owned of any shareholders holding directly or beneficially 10% or more of the common stock (if none, so indicate).

                  See attachment 2.d.

      e. During the policy period has there been a change in controlling ownership (10% or more)? __ Yes __ No. If yes, provide details.

                  See attachment 2.e.

      f. Are there any negotiations now pending for the sale of stock in this Company in excess of 10% of the total stock outstanding __ Yes X No. If yes, provide details.

      g. Are there any other securities which are convertible to common stock? X Yes __ No. If yes, provide details.

                  See attachment 2.g.

3.    a. Have any plans for merger, acquisition, consolidation or divestiture
         been currently approved by the Board of Directors?  __ Yes   X  No.

      b. If yes, have such plans been submitted to the shareholders for approval? __ Yes __ No. Kindly provide details and current status of such plans (attach separate sheet if necessary).

      c. Does the Company or any Subsidiary anticipate any new public offering of securities or registration of securities under the Securities Act of 1933 or any other similar Federal, State or Municipal Statute or qualification of securities under Regulation A or any other similar Federal, State or Municipal Regulation within the next year __ Yes X No. If yes, provide details and submit prospectus.

4. Has any regulatory agency denied or indicated that they would deny any contemplated merger, acquisition or divestment in the last 5 years.
      __ Yes  X No. If yes, provide details.

5. Provide the following information on Page 6 for all Subsidiaries (including Subsidiaries of Subsidiaries). If none, please indicate.

      a. Name                            h.  Total revenues       most
      b. Date created or acquired        i.  Total assets         recent
      c. State of Incorporation          j.  Net income           year end
      d. Percent of ownership                                     figures
      e. Nature of business
      f. Domestic or foreign
      g. Name of parent institution

     It is agreed that coverage is not provided for Subsidiaries unless listed above or by an attachment herein providing similar information.

     k. Is coverage to include all listed Subsidiaries? X Yes __ No. If no, specify which Subsidiaries are not to be included.

6.    Provide the following information for the Company and Subsidiaries:

      a. _________  Number of Directors

      b. _________  Number of Officers                 See attachment 6.

7. Is the Company or any of its Subsidiaries currently offering or planning to offer any of the following services?

      a. Actuarial Services                  __  Yes     X  No
      b. Appraisal Services                   X  Yes    __  No
      c. Data Processing Services            __  Yes    __  No
      d. Discount Brokerage Services         __  Yes     X  No
      e. Insurance Agent/Agency               X  Yes    __  No
      f. Investment Advisor/Counselor        __  Yes     X  No
      g. Real Estate Agent/Agency            __  Yes     X  No  See attachment
      h. Real Estate Investment Trust
         Advisory Services                   __  Yes     X  No
      i. Security Broker/Dealer              __  Yes     X  No
      j. Travel Agent/Agency                 __  Yes     X  No
      k. Underwriting of Securities          __  Yes     X  No

8. Attach a list of names and principal business affiliations, including directorships of financial institutions, for all Directors and Senior Officers proposed for this insurance.

                  See Attachment 8.

      It is agreed that coverage is not provided under this policy for outside positions listed in conjunction with the above question.

9.    a. Have there been any changes in senior management during the policy
         period?   X  Yes  __ No.  If yes, provide details.

                  See Attachment 9.a.

     b. In the last 5 years has the Company changed the Certified Public Accounting firm that prepares its independent audited financial statements? Yes X No. If yes, provide the time of the change and the reasons for making the change.

10. Have there been during the policy period, or are there now pending, any suits, claims or proceedings against this Company or Subsidiaries?
      X Yes __ No. If yes, provide details.

                  See Attachment 10.

11.   a. Are there any outstanding loans to any Director or Officer of the
         Company or of any Subsidiary? X   Yes  __ No.

                  See attachment 11.a.

      b. Are there any outstanding loans to any corporations or partnerships in which a Director or Officer of the Company or its Subsidiaries owns or
         controls more than 10% interest?  __ Yes   X  No.

         If Questions 11(a) or 11(b) is answered yes, please provide separate schedule of such loans with the following information:

         i.     name of borrower
         ii.    type of loan
         iii.   whether secured or unsecured
         iv.    outstanding balance
         v.     final due date
         vi.    amount past due

12.   Provide the following information:             See Attachment 12.

      a. Blanket Bond                  Limit:               Deductible:
                                       Expiration Date:     Insurer:

      b. Trust Department E&O          Limit:               Retention:
         (Surcharge Liability)         Expiration Date:     Insurer:

      c. General Liability Insurance   Limit:               Deductible:
                                       Expiration Date:     Insurer:

      It is represented and agreed that above coverages in current amounts will be maintained by the Company and its Subsidiaries during the policy period of the proposed insurance and that the Insurer is relying upon such representation when issuing a policy.

13.   During the policy period has this Company or any Subsidiary made any claim
      in excess of $25,000 under its Blanket Bond?  __ Yes   X   No.
      If yes, provide details.

14.   How often are Board of Directors meetings held?
      Generally, once each quarter

15. List the Board of Directors committees which are in existence and indicate the frequency of meetings.

      a.   Compensation Comm.,          c.   Nominating Comm., has not yet met,
           meets as needed                   will meet as needed

      b.  Audit Comm., meets as needed  d.

16. Indicate the areas in which formal written policies and/or procedures have been implemented by the Board of Directors to address the following:

      ___   Asset-Liability Management Policy
      ___   Audit Policy
      ___   Conflicts of Interest Policy
      ___   Duties of Directors and Officers
      ___   Investment Policy
      ___   Loan Policy
      ___   Merger and Tender Offers
      ___   Operation Procedures
      ___   Personnel Policy
      ___   Risk Management Policy
      ___   Selection Process for New Directors

      Except as disclosed on Attachment 16, the Board of Directors has not implemented formal written policies and/or procedures to address any of the above.

17.   How often does the Board of Directors review the following:

      Financial Statements of the
        Institution                          Generally, once each quarter
      Investment Activities                  Generally, once each quarter
      (Purchase, Sales, Gains & Losses)
      Insurance Coverages                    Annually
      Changes in Lending Policy              Generally, once each quarter
      Loan Delinquencies                     Each meeting, to extent significant
      Charged Off Loans                      Each meeting, to extent significant
      Significant Overdrafts                 Not applicable
      Threatened or Actual Litigation        Generally, once each quarter

18. One copy of each of the following documents is to be attached and made a part of this Application:

      a. latest Annual Audited Financial Statement;
      b. latest C.P.A. Management Letters and Response;
      c. latest Annual Report to Stockholders;
      d. all subsequent Quarterly Reports to Stockholders;
      e. notice to Stockholders and Proxy Statement for both the last and next scheduled meetings;
      f. most recent S.E.C. Form 10-K filing;
      g. all subsequent 10-Q and 8-K filings; and
      h. all Registration Statements of securities made in the last year.

                See Attachment 18.

     The undersigned persons declare that to the best of their knowledge the statements set forth herein are true and correct and that reasonable efforts have been made to obtain sufficient information from each and every Director or Officer proposed for this insurance to facilitate the proper and accurate completion of this Application. The undersigned further agree that, if between the date of this Application and the effective date of this Policy, (1) any material change in the condition of the applicant is discovered or (2) there is any material changes in the answers to the questions contained herein, either of which would render this Application inaccurate or incomplete, notice of such change will be reported in writing to the Insurer immediately and if necessary any outstanding quotation may be modified or withdrawn.

     The signing of this Application does not bind the undersigned to purchase the insurance, but it is agreed by the Company and all persons proposed for this insurance that the particulars and statements contained in this Renewal Application Form and materials submitted with this Renewal Application Form (which shall be retained on file by the Insurer and shall be deemed attached to the Policy, if insurance is provided, as if physically attached thereto) are 1) supplemental to Application Form(s) for all Policies of which this Insurance would be a renewal and 2) true and correct and will be the basis of the Policy, and 3) considered as incorporated in and constituting a part of the Policy. It is further agreed by the Company and all persons proposed for this insurance that such particulars and statements are material to the decision to provide this insurance and that any Policy will be issued in reliance upon the truth of such particulars and statements. All such particulars and statements shall be deemed to be made by each and every one of the persons proposed for this insurance, provided that, except for any misstatements omissions of which the signers of this Renewal Application Form are aware, any misstatement or omission in this Renewal Application Form, or the attachments and materials submitted with it, concerning any matter which any person proposed for this insurance has reason to suppose might afford grounds for a future claim against him shall not be imputed, for purposes of any rescission of the Policy, to any other persons proposed for this insurance who are not aware of the omission or the falsity of the statement.

False Information

     Any person who, knowingly and with intent to defraud any insurance company or other person, files an Application for insurance containing any false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

                                       NORTH AMERICAN MORTGAGE COMPANY
                                       -------------------------------
                                       Company

/s/Terrance G. Hodel                   /s/John F. Farrell, Jr.
------------------------------------   -----------------------------------------
Signature of Chief Executive Officer   Signature of Chairman, Board of Directors
or other Senior Officer if the Chief   John F. Farrell, Jr.
Executive Officer is also the          Chairman of the Board and
Chairman, Board of Directors           Chief Executive Officer
Terrance G. Hodel
President  and Chief Operating Officer Date:  July 10, 1996

     A Policy cannot be issued unless the Application is properly signed and dated by the Chief Executive Officer (or other Senior Officer if the Chief Executive Officer is also the Chairman, Board of Directors) and the Chairman, Board of Directors.

NOTE:  This   Application  and  all  exhibits  shall  be  treated  in  strictest confidence.

                           SUBSIDIARY INFORMATION FORM
                                                                                       Financial Information for
                                                                                         Most Recent Year End
                    Date      State   Percent               Domestic
                 Created  or   of       of       Nature of     or      Name of Parent      Total   Total    Net
Name of SubsidiaryAcquired   Incorp, Ownership   Business    Foreign     Institution     Revenues Assets  Income
                                                                                              (in Millions)
-------------------------------------------------------------------------------------------------------------------

Fairfield Financial                             Not presently          North American
Holdings, Inc.     7/15/92    Del     100%      active          D      Mortgage Company       See attachment 5

IC Capital Co., Inc7/15/96    Del     100%      Not presently   D      North American         0        0      0
                                                active                 Mortgage Company

IMCO Capital                                                           North American
Co., Inc.          7/15/92    Del     100%      *               D      Mortgage Company       0        0      0

Sonoma                                          Acts as trustee
Conveyancing                                    under deeds            North American
Company            7/15/96    Cal     100%      of trust        D      Mortgage Company       0        0      0

North American
Mortgage Insurance                              Insurance              Sonoma Conveyancing
Services           7/15/92    Cal     100%      Agency          D      Company               $3.38    $7.65  $1.11

Vintage Reinsurance                             Reinsurance of         North American
Company            3/14/96    Vt      100%      mortgage        D      Mortgage Company       0       $0.60    0**
                                                insurance


This information is attached to and forms a part of the Application Form for Executive Liability.

*Not presently active except for payments under Promissory Notes.
**Not in operation during 1995; Financial Information stated is for quarter ended 3/31/96.

                                                                    ENDORSEMENT


                                            Insurer:  FEDERAL INSURANCE COMPANY


Effective date of
this Endorsement:  July 8, 1996

                                           Endorsement No. 1

                                           To be attached to and form part of
                                           Policy No. 7022-61-40(C)

Issued to: North American Mortgage Company

--------------------------------------------------------------------------------


                           AMENDED LIMIT OF LIABILITY


It is understood and agreed that Item 3. of the Declarations, Limit of Liability shall read as follows:


     "Item 3. Limit of Liability:

           $10,000,000        Annual Aggregate each Policy Year excess of

           $10,000,000        Annual Aggregate each Policy Year which in turn is
                              excess of the following retention:

           RETENTION:

           Company Reimbursement and Indemnifiable Loss: $250,000 for Loss arising from claims alleging the same Wrongful Act or related Wrongful Acts."



Nothing herein contained shall be held to vary, alter, waive, or extend the provisions of the above mentioned Policy other than as above stated.


                                                      /s/Marc Beaulieu
                                                      -------------------------
                                           By:        AUTHORIZED REPRESENTATIVE

                                           Date:      October 8, 1996

                                                                    ENDORSEMENT



                                             Insurer: FEDERAL INSURANCE COMPANY

Effective date of
this Endorsement: July 8, 1996

                                            Endorsement No. 2

                                            To be attached to and form part of
                                            Policy No. 7022-61-40(C)

Issued to: North American Mortgage Company

--------------------------------------------------------------------------------


                         RESTATEMENT OF INSURING CLAUSE


It is hereby understood and agreed that the Insuring Clause as set forth on Page 2 of 4 shall be deleted in its entirety and replaced with the following:

                                "INSURING CLAUSE

The company shall provide the Insureds with insurance during the Policy Period excess of the Underlying Insurance. Coverage for any loss shall attach 1) only after all Underlying Insurance carriers have duly admitted liability and shall have paid the full amount of their respective liability, and 2) all Underlying Insurance has been exhausted, and 3) shall then apply in conformance with the terms, conditions, exclusions and endorsements of the Primary Policy, together with all limitations, restrictions or exclusions contained in or added by endorsement to any other Underlying Insurance, except as specifically set forth in the terms and conditions and endorsements of this Policy. In no event shall this Policy grant broader coverage than would be provided by any of the exhausted Underlying Insurance."



Nothing herein contained shall be held to vary, alter, waive, or extend the provisions of the above mentioned Policy other than as above stated.




                                                      /s/Marc Beaulieu
                                                      -------------------------
                                                  By: AUTHORIZED REPRESENTATIVE

                                                  Date:  October 8, 1996

                                                                   ENDORSEMENT


                                            Insurer: FEDERAL INSURANCE COMPANY

Effective date of
this Endorsement: July 8, 1996

                                            Endorsement No. 3

                                            To be attached to and form part of
                                            Policy No. 7022-61-40(C)

Issued to: North American Mortgage Company

--------------------------------------------------------------------------------

                       PRIOR & PENDING LITIGATION - EXCESS

It is understood and agreed that the Company shall not be liable to make any payment for Loss in connection with any Claim based upon, arising out of, relating to, in consequence of, or in any way involving:

(1) based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgment entered against any Insureds on or prior to July 8, 1993 or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

(2) any subsequent litigation arising from, or based on substantially the same matters as alleged in the prior or pending litigation included in (1) above; or

(3) any Wrongful Act of the Insureds which gave rise to the prior or pending litigation included in (1) above.


Nothing herein contained shall be held to vary, alter, waive, or extend the provisions of the above mentioned Policy other than as above stated.




                                                      /s/Marc Beaulieu
                                                      -------------------------
                                                 By:  AUTHORIZED REPRESENTATIVE

                                                 Date:    October 8, 1996

                                                                   ENDORSEMENT



                                            Insurer: FEDERAL INSURANCE COMPANY

Effective date of
this Endorsement: July 8, 1996

                                            Endorsement No. 4

                                            To be attached to and form part of
                                            Policy No. 7022-61-40(C)

Issued to: North American Mortgage Company

--------------------------------------------------------------------------------


It is  understood  and agreed that the Policy is amended by adding the following
SECTION:

                                DISCOVERY CLAUSE

If the Company shall cancel or refuse to renew this Policy the Parent Corporation shall have the right, upon payment of an additional premium of 75%. of the full annual premium, to a period of one year following the effective date of such cancellation or non-renewal (herein referred to as the Discovery Period) in which to give written notice to the Company of claims first made against the Insureds during said one year period for any wrongful act occurring prior to the end of the Policy Year and otherwise covered by this Policy. As used herein, "full annual premium" means the premium level in effect immediately prior to the end of the Policy Year.

The rights contained in this clause shall terminate, however, unless written notice of such election together with the additional premium due is received by the Company within ten (10) days of the effective date of cancellation or non-renewal. The additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancelable. This clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of premium.

The offer by the Company of renewal terms, conditions, limits of liability and/or premiums different from those of the expiring policy shall not constitute refusal to renew.

Nothing herein contained shall be held to vary, alter, waive, or extend the provisions of the above mentioned Policy other than as above stated.





                                                      /s/Marc Beaulieu
                                                      -------------------------
                                                 By:  AUTHORIZED REPRESENTATIVE


                                                 Date:    October 8, 1996

                                                                    ENDORSEMENT



                                            Insurer: FEDERAL INSURANCE COMPANY

Effective date of
this Endorsement: July 8, 1996

                                            Endorsement No. 5

                                            To be attached to and form part of
                                            Policy No. 7022-61-40(C)

Issued to: North American Mortgage Company

--------------------------------------------------------------------------------


It is understood and agreed that:

      1. The premium for the Policy Period July 8, 1996 to July 8, 1997 is:

         Premium: $214,000

      2. It is further understood and agreed that this premium is subject to change during this period if amendments are made to this Policy at the request of the Parent Corporation.


Nothing herein contained shall be held to vary, alter, waive, or extend the provisions of the above mentioned Policy other than as above stated.




                                                      /s/Marc Beaulieu
                                                      -------------------------
                                                By:   AUTHORIZED REPRESENTATIVE

                                                Date: October 8, 1996